STOCK OPTION AGREEMENT


     THIS STOCK OPTION AGREEMENT ("Agreement") is made and entered into as of the 31st day of October, 2000, ---- -------- by and between Aarica Holdings, Inc., a Texas corporation ("Seller") and Robert E. Schmidt, Jr., or his assigns ("Buyer").


                                               W I T N E S S E T H:

         WHEREAS, Seller desires to grant to Buyer an option to purchase certain shares of the common capital stock of Seller; and

         WHEREAS, Buyer desires to receive from Seller, an option to purchase certain shares of the common capital stock of Seller;

         NOW, THEREFORE, in consideration of the premises, which shall be deemed an integral part of this Agreement and not as mere recitals hereto, and in consideration of Ten Dollars ($10.00) in hand paid to Seller, the parties hereto agree as follows:

1. Grant of Option. C Seller, in consideration of the sum of Ten Dollars ($10.00) (hereinafter referred to as "Option Money") paid to Seller, hereby grants an option to Buyer for a period of five (5) years, subject to the provisions of Paragraph 8 herein, to purchase from Seller (the "Option") Two Hundred Seventy-Five Thousand (275,000) shares of the $.01 par value common capital stock of Seller (the "Shares") on or after December 31, 2000 until December 31, 2005 ("Option Period").

2. Exercise of Option.-- This Option may be exercised in whole or in part, with a 25,000 share minimum purchase, by Buyer, by giving notice to Seller in the form attached hereto as Exhibit "A", specifying the Buyer's desire to exercise the Option in writing, by certified mail, return receipt requested, addressed to Seller at the address set forth in Paragraph 11 hereof.

3. Terms and Conditions. -- If the said Option is exercised in whole or in part during the life of the Option, Seller hereby agrees to sell to Buyer and Buyer hereby agrees to buy from Seller the Shares as specified in the notice of exercise, upon the terms and conditions hereinafter provided.

4.       Purchase Price, Payment and Closing. --
         ------------------------------------

     (1) The purchase price for the Shares shall be Two Dollars ($2.00) per share ("Purchase Price").

(2) Within five (5) days of receipt of the notice of exercise of the Option by Seller, the sale of the Shares shall close and the Purchase Price shall be paid in cash to Seller by wire transfer or check.
(1)

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5.       Stock Certificates. --
         -------------------

(1) At the closing of the sale after the exercise of the Option, Seller shall deliver to Buyer without charge, including without limitation, any tax which may be payable in respect of the issuance thereof, stock certificate(s) of Seller evidencing the ownership by Buyer of the Shares purchased by Buyer pursuant to the exercise of the Option. Such certificates shall be issued in the name of Buyer or in such names as may be directed by Buyer. Seller shall not be required to issue certificates representing fractions of shares, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of common stock.

(2) Upon exercise of the Option, in part or in whole, certificates representing the Shares shall bear a legend substantially similar to the following:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to Seller of an opinion of counsel stating that an exemption from registration under such Act is available."

6.       Adjustments of Purchase Price and Number of the Shares. --
         ------------------------------------------------------

(1) In the event Seller shall at any time subdivide or combine (including stock splits and reverse stock splits) its outstanding shares of common capital stock, the Purchase Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination. Further, the number of the Shares shall be adjusted accordingly and this Agreement shall be amended to reflect the adjusted Purchase Price and number of the Shares available under the Option.

(2) In case of any reclassification or change of the outstanding shares of common stock of Seller (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of Seller with, or merger of Seller into, another corporation (other than a consolidation or merger in which Seller is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of common stock of Seller, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of Seller as an entirety, Buyer shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if Buyer were the owner of the Shares immediately prior to any such events at a price equal to the product of (x) the number of Shares then remaining issuable upon exercise of the Option and (y) the Purchase Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if Buyer had exercised the Option.

7.   Covenants and Warranties of Seller. -- Seller covenants and warrants that:
         ----------------------------------

(1) The total authorized capital stock of Seller as of the date hereof is Twenty Million (20,000,000) shares of $.01 par value common capital stock of which 2,825,000 are issued and outstanding.

(2) Until the termination of the Option, Seller shall be a Texas corporation validly existing and in good standing under the laws of the State of Texas.

(3) The Shares will be duly and validly issued, free and clear of liens and encumbrances, fully paid and nonassessable, and not subject to the preemptive rights of any stockholder, when issued.

(4) Seller shall at all times reserve and keep available out of its authorized shares of common stock, solely for the purpose of issuance upon the exercise of the Option, such number of shares as shall be issuable upon the exercise of the Option in whole.

8. Call Option. -- Buyer hereby grants Seller, commencing six (6) months after the date hereof, the right to "call" the Option if Seller's stock shall close at a price of $15.00 or more per share for ten (10) consecutive trading days. Seller may "call" the Option by giving written notice to Buyer specifying Seller's desire to call the Option, by certified mail, return receipt requested, addressed to Buyer at the address set forth in Paragraph 11 hereof. Buyer shall have thirty (30) days from the date of receipt of the notice from Seller of its "call" to notify Seller of his desire to exercise the Option, in whole or in part, in accordance with the provisions of this Agreement. In the event Buyer fails to notify Seller of his intent to exercise the Option during said thirty
(30) day period,  Seller may cancel the Option at any time  thereafter  upon ten
(10) days prior written notice to Buyer, which notice shall specify the date upon which the Option shall be canceled. Buyer shall have the right until such cancellation date to exercise the Option.

9. Notices to Buyer. Nothing contained in this Agreement shall be construed as conferring upon Buyer the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder prior to the exercise of the Option either in whole or in part. If, however, at any time prior to the expiration of the Option and its exercise, any of the following events shall occur:

                  (a) Seller shall take a record of the holders of its shares of common stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of Seller; or

                  (b) Seller shall offer to all the holders of its common stock any additional shares of capital stock of Seller or securities convertible into or exchangeable for shares of capital stock of Seller, or any option, right or warrant to subscribe therefor; or

                  (c) a dissolution, liquidation or winding up of Seller (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, Seller shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     10. Termination. -- This Agreement shall terminate at the end of the Option Period or pursuant to the terms of Paragraph 8 above.

11. Notices. C If any notices, consents, approvals, or waivers are to be given by any party to this Agreement by any other party or parties to this Agreement, such notices, consents, approvals, or waivers shall be properly addressed to the party to whom such notice is directed, and sent by certified mail, return receipt requested. Notices shall be addressed to the parties as follows:

         If to Buyer:               Robert E. Schmidt, Jr.
                                    c/o Boulder Venture
                                    4340 W. Hillsborough Avenue
                                    Tampa, FL 33614

         If to Seller:              Aarica Holdings, Inc.
                                    c/o James R. Schnorf
                                    195 Wekiva Springs Road
                                    Suite 200
                                    Longwood, Florida 32779

12. Waiver of Breach. -- The waiver by any party of a breach of any covenant, agreement, or provision contained in this Agreement by any party shall not be construed as a waiver of the covenant, agreement, or provision itself or any subsequent breach of that covenant, agreement, or provision or any other covenant, agreement, or provision contained in this Agreement.

13.      Rules of Construction. --
         -----------------------
                  (a) Entire Agreement. -- This Agreement, including all exhibits and schedules referenced herein and attached hereto, constitutes the entire agreement between the parties hereto pertaining to the subject matters hereof, and supersedes all negotiations, preliminary agreements, and all prior and contemporaneous discussions and understandings of the parties in connection with the subject matters hereof. Except as otherwise provided herein, no covenant, representation, or condition not expressed in this Agreement, or in an amendment hereto made and executed in accordance with the provisions of subparagraph (b) of this paragraph, shall be binding upon the parties hereto or shall affect or be effective to interpret, change or restrict the provisions of this Agreement.

                  (b) Amendments. -- No change, modification, or termination of any of the terms, provisions, or conditions of this Agreement shall be effective unless made in writing and signed or initialed by all parties hereto, their successors or assigns.

     (c) Governing Law. -- This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. Venue and exclusive jurisdiction for any action hereunder shall be taken in a court of competent jurisdiction located in Orange County, Florida.

                  (d) Separability. -- If any paragraph, subparagraph, or other provision of this Agreement, or the application of such paragraph, subparagraph, or provision, is held invalid, then the remainder of this Agreement, and the application of such paragraph, subparagraph, or provision to persons or circumstances other than those with respect to which it is held invalid, shall not be affected thereby.

                  (e) Headings and Captions. -- The titles or captions of paragraphs and subparagraphs contained in this Agreement are provided for convenience of reference only, and shall not be considered a part hereof for purposes of interpreting or applying this Agreement, and, therefore, such titles or captions do not define, limit, extend, explain, or describe the scope or extent of this Agreement or any of its terms, provisions, representations, warranties, conditions, etc., in any manner or way whatsoever.

                  (f) Gender and Number. -- All pronouns and variations thereof shall be deemed to refer to the masculine, feminine, or neuter, and to the singular or plural, as the identity of the person or entity or persons or entities may require.

     (g) Binding Effect and Assignability. -- This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns. This Agreement shall be assignable by Buyer. (1)

                  (h) Continuance of Agreement. -- The rights, responsibilities, duties, representations, and warranties of the parties hereto, and the covenants and agreements herein contained, shall survive any closing and the execution hereof, and shall continue to bind the parties hereto, and shall continue in full force and effect until each and every obligation of the parties hereto pursuant to this Agreement and any document or agreement incorporated herein by reference shall have been fully performed.

                  (i) Counterparts. -- This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, ad in making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

WITNESSES:                                  BUYER:


                           /s/ Robert E. Schmidt, Jr.
                                            Robert E. Schmidt, Jr.




ATTEST:                                              SELLER:

                                                     Aarica Holdings, Inc.


       /s/ James R. Schnorf                       By:/s/ Carol Kolozs
       --------------------                          ------------------------
James R. Schnorf, Asst. Secretary                    Carol Kolozs, President

                                   EXHIBIT "A"

                     [FORM OF NOTICE OF EXERCISE OF OPTION]



     The undersigned hereby irrevocably elects to exercise the right to purchase _________ (_______) Shares and herewith tenders in payment for THE Shares cash, a check payable to the order of Aarica Holdings, Inc. or by wire transfer, in the amount of $__________________, in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of ___________ , whose address is__________________________________________
_______________________________________________,  and that such  Certificate  be delivered to ___________________________________, whose address is
----------------------------.




Dated:                                               Signature:
        ----------------------------------

                                                     (Signature of Buyer)



                                                     Signature:

                                                     (Signature of Holder)




                                          --------------------------------

                                          --------------------------------
                                         (Insert Name and Social Security or
                                         Other Identifying Number of Holder)